UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date  of  Report:  September  12,  2005

                            MASON HILL HOLDINGS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 033-24718-A        13-4124035
----------------------------------------------------------------
(State  or  other  jurisdiction   (Commission      (IRS Employer
     of  incorporation)           File  Number)  Identification No.)

300  Chestnut  Street,  Suite  200,  Needham,  MA             02492
-------------------------------------------------             -----
      (Address of principal executive offices)              (Zip Code)

Registrant's  telephone  number,  including  area  code:  781-444-6100
                                                          ------------

THE COMPANY IS IN THE PROCESS OF PROCURING A NEW PRINCIPAL EXECUTIVE OFFICE IN TAMPA, FLORIDA. IN THE INTERIM, INQUIRIES SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY AND LEGAL COUNSEL:

Robert  A.G.  LeVine,  Esq.
6015  Benjamin  Road,  Suite  312
Tampa,  FL  33634
(813)  221-8110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item  1.01  Entry  into  a  Material  Definitive  Agreement

In August 2005, former President Geoffrey Eiten, on behalf of Mason Hill Holdings, Inc. ("MHHI") entered into financing agreements with Fennmore Holdings LLC (the "Financing Agreements") consistent with the Plan of Merger dated July 8, 2005 with Dynamic Leisure Group, Inc., a Florida corporation. The Financing Agreements call for promissory notes and warrants, for up to two million eighty thousand (2,080,000) shares of MHHI common stock, for an aggregate purchase price of up to $520,000.00.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

See Item 1.01. As of September 8, 2005, the Financing Agreements had not been fully completed. However, $200,000.00 in direct financial obligation to Fennmore Holdings LLC has been created under the Financing Agreements to date.


Item  3.02  Unregistered  Sales  of  Equity  Securities

At this time, MHHI has filed current reports under the Securities Exchange Act of 1934.

As part consideration for the Financing Agreements, Mr. Eiten personally provided 2,080,000 shares of MHHI stock as collateral, which although still beneficially owned by Mr. Eiten, were transferred in name to Fennmore Holdings LLC on August 4, 2005 (this was reported in MHHI's 8K of August 23, 2005).

No public sale of equity securities has yet occurred. Private transfers of securities have occurred, the latest of which was a transfer on August 15, 2005 by Mr. Eiten of 30,000 shares to Frederick Birks and 30,000 shares to Thomas C. Birks.


Item  5.01  Changes  in  Control  of  Registrant

At this time, shareholder control of MHHI has not been altered significantly (the sole change in 5% shareholders being Mr. Eiten's transfer to Fenmore Holdings LLC). The following table sets forth information regarding each person known by MHHI to be the beneficial owner of more than 5% of MHHI's outstanding shares of common stock; each of our officers and directors; and all of MHHI's officers and directors as a group:

Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.



Security  Ownership  of  Certain  Beneficial  Owners  and  Management
---------------------------------------------------------------------
   (1)                       (2)                     (3)                    (4)
Title  of  Class     Name and Address of     Amount of Shares  of       Percent  of
                     Beneficial Owner        Beneficial  Owner              Class

$.001  par  value    Geoffrey  Eiten         6,067,894  shares*             30.34%
common  stock        c/o  NFC  Corp.
                     300  Chestnut  Street,
                     Suite  200
                     Needham,  MA  02492
                     -------------------

$.001  par  value    Walter  Durchhalter     3,540,405  shares              17.70%
common  stock        Shad  Creek  Road
                     Broad  Channel, NY 11694
                     ------------------------

$.001  par  value    All  directors  and     0  shares                          0%
common  stock        officers as  a  group
-----------------------------------------------------------------------------------

*Of these shares, 2,080,000 have been placed in the name of Fennmore Holdings LLC as security for the transaction described in Item 1.01; those shares are still beneficially owned by Mr. Eiten.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September  12,  2005
                                          /s/  Daniel  G.  Brandano
                                          -------------------------
                                          Daniel  G.  Brandano
                                          President